Exhibit 99.7

Diamondback Energy, Inc. Announces Drop Down Transaction
MIDLAND, Texas, Jan. 30, 2025 (GLOBE NEWSWIRE) -- Diamondback Energy, Inc. (NASDAQ: FANG) (“Diamondback” or the “Company”) today announced that it has entered into a definitive purchase agreement with Viper Energy, Inc. (“Viper”), a subsidiary of Diamondback, to sell certain mineral and royalty interests from subsidiaries of Diamondback for $1 billion in cash and 69.6 million units of Viper’s operating subsidiary (“OpCo”, and such units the “OpCo Units”) in a drop down transaction ("Drop Down"). The tax advantaged OpCo units, which will be issued together with an equal number of shares of Class B common stock of Viper, are exchangeable for shares of Class A common stock of Viper.
Based on the volume weighted average sales price of Viper's common stock for the 30-trading day period ending on January 24, 2025 of $49.55, the transaction is valued at a total of $4.45 billion. Viper expects to fund the cash portion of this transaction through a combination of cash on hand, borrowings under Viper’s credit facility, and proceeds from one or more capital markets transactions, subject to market conditions and other factors.
“This Drop Down transaction with Viper is a major milestone in the continued synergy capture and execution of corporate development objectives related to the Endeavor transaction,” stated Travis Stice, Chairman and Chief Executive Officer of Diamondback. “Additionally, the Drop Down will accelerate debt reduction and increase Diamondback’s exposure to Viper’s differentiated growth profile and market-leading minerals position.”
Timing and Approvals
Diamondback expects the transaction to close in the second quarter of 2025, subject to the satisfaction of customary closing conditions and approval of the transaction by Viper’s stockholders.
Advisors
RBC Capital Markets is serving as financial advisor to Diamondback. Kirkland & Ellis LLP is acting as legal advisor to Diamondback.
Evercore is acting as financial advisor to the Audit Committee of Viper’s Board of Directors. Hunton Andrews Kurth LLP is acting as legal advisor to Viper’s Audit Committee.
About Diamondback
Diamondback is an independent oil and natural gas company headquartered in Midland, Texas focused on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves in the Permian Basin in West Texas. For more information, please visit www.diamondbackenergy.com.

Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, including statements regarding Diamondback’s: future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits or other effects of strategic transactions (including the recently completed Endeavor merger, the Drop Down transaction and other acquisitions or divestitures); and plans and objectives of management (including plans for future cash flow from operations) are forward-looking statements. When used in this news release, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) as they relate to Diamondback are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and Diamondback’s actual outcomes could differ materially from what Diamondback has expressed in its forward-looking statements.
Factors that could cause the outcomes to differ materially include (but are not limited to) the following: changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; inflationary pressures; higher interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; those risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the SEC on February 22, 2024, and those risks disclosed in its subsequent filings on Forms 10-Q and 8-K, which can be obtained free of charge on the SEC’s website at http://www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors.
In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this letter or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

Additional Information about the Drop Down and Where to Find It
In connection with the Drop Down, Viper expects to file relevant materials with the SEC including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Viper will mail the definitive proxy statement to each Viper stockholder entitled to vote at the special meeting relating to the Drop Down. This document is not a substitute for the proxy statement or for any other document that Viper may file with the SEC and send to its stockholders in connection with the Drop Down. INVESTORS AND STOCKHOLDERS IN VIPER ARE URGED TO CAREFULLY READ THE VIPER PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE DROP DOWN THAT VIPER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the Drop Down (when they become available) and any other documents filed by Viper with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Viper will be available free of charge on Viper’s website at www.viperenergy.com/investors.
Participants in the Solicitation
Viper and its directors and executive officers, and Diamondback as its parent and major stockholder, may be deemed, under SEC rules, to be participants in the solicitation of proxies from Viper’s stockholders in connection with the Drop Down. Information about the directors and executive officers of Viper and, as applicable, about Diamondback, is set forth in (i) in Viper’s proxy statement for its 2024 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Stock Ownership” and “Certain Relationships and Related Transactions,” which was filed with the SEC on April 25, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1602065/000119312524113976/d796418ddef14a.htm, (ii) Viper’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 22, 2024 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1602065/000160206524000010/vnom-20231231.htm and (iii) subsequent statements of changes in beneficial ownership on file with the SEC.
Additional information about Diamondback may be found in Diamondback’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed by Diamondback with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors.

Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed by Viper with the SEC when they become available. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Viper’s website at www.viperenergy.com/investors.
No Offer or Solicitation
This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Diamondback Investor Contact:
Adam Lawlis
+1 432.221.7467
alawlis@diamondbackenergy.com